SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2005

THE FRONTIER FUND

(Exact Name of Issuer as Specified in Charter)

Delaware	000-51274	38-6815533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Equinox Fund Management, LLC

1660 Lincoln Street, Suite 100

Denver, Colorado

(Address of principal executive offices)

80264

(Zip code)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 5, 2005, Deloitte & Touche LLP (“D&T”) verbally informed a member of the Executive Committee of Equinox Fund Management, LLC, the managing owner (the “Managing Owner”) of The Frontier Fund (the “Registrant”) that D&T would not stand for reappointment as the Registrant’s independent registered public accounting firm for the year ending December 31, 2005 and would resign as such upon completion of its review of the consolidated condensed financial statements of the Registrant for the quarterly period ended September 30, 2005. On October 11, 2005, the Managing Owner of the Registrant received a letter from D&T dated October 5, 2005 stating that the auditor-client relationship between D&T and the Registrant had ceased. Such statement was subsequently clarified by D&T, which advised the Registrant that the auditor-client relationship in fact would not formally cease until the completion of its review of the consolidated condensed financial statements of the Registrant for the quarterly period ended September 30, 2005. The decision of D&T to decline to stand for reappointment as the Registrant’s independent registered public accounting firm for the year ending December 31, 2005 was not recommended or approved by the Managing Owner of the Registrant.

The reports of D&T on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2004 and 2003 and through October 5, 2005, there were no disagreements between D&T and the Registrant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreements in connection with its reports. During the fiscal years ended December 31, 2004 and 2003 and through October 5, 2005, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K, except that in connection with its audit of the Registrant’s financial statements as of and for the year ended December 31, 2004, D&T, in a letter dated April 11, 2005, advised the Executive Committee of the Managing Owner of the Registrant that the Registrant was in the early stages of its operations and continued to develop its accounting and reporting policies and procedures, and that the number and experience levels of the accounting and finance personnel of the Managing Owner were not sufficient to allow the Registrant to prepare and report on the financial statements of each Series of the Registrant in accordance with accounting principles generally accepted in the United States of America and the regulatory requirements of the Securities and Exchange Commission (the “Commission”), in a timely manner. In response to D&T’s recommendation, the Managing Owner has subsequently augmented its accounting and finance staff in order to enhance the internal accounting capabilities.

The Registrant has provided D&T with a copy of the disclosure above and has requested that D&T furnish it with a letter addressed to the Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from D&T addressed to the Commission dated as of the date hereof is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 16.1	Letter dated October 17, 2005 from Deloitte & Touche LLP to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2005

The Frontier Fund
(Registrant)

By:	/s/ Richard E. Bornhoft
Richard E. Bornhoft
President and Chief Executive Officer of Equinox Fund Management, LLC, the
Managing Owner of The Frontier Fund